Exhibit 99.2

EXHIBIT C to

AHD TRANSACTION AGREEMENT

FORM OF

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

ATLAS PIPELINE HOLDINGS GP, LLC

i

ARTICLE IX	GENERAL PROVISIONS	15
Section 9.1	Addresses and Notices	15
Section 9.2	Creditors	16
Section 9.3	Applicable Law	16
Section 9.4	Invalidity of Provisions	16

ii

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

ATLAS PIPELINE HOLDINGS GP, LLC

THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of ATLAS PIPELINE HOLDINGS GP, LLC (the “Company”), effective as of [—], 2011, is entered into by Atlas Pipeline Holdings, L.P., a Delaware limited partnership, as sole member of the Company (“AHD”).

RECITALS:

WHEREAS, Atlas Energy, Inc. (formerly named Atlas America, Inc.) (“ATLS”) entered into a limited liability company agreement dated as of December 15, 2005 for the purpose of forming the Company as a limited liability company under the Act and filed a Certificate of Formation with the Secretary of State of the State of Delaware effective as of such date;

WHEREAS, in connection with the initial public offering of AHD and certain other matters, in July 2006, ATLS executed the Amended and Restated Limited Liability Company Agreement; and

WHEREAS, ATLS, Atlas Energy Resources, LLC, the Company and AHD have entered into a Transaction Agreement, dated as of November 8, 2010, pursuant to which, among other things, (a) ATLS transferred 100% of the equity interests in the Company to AHD and, as a result, AHD became the sole member of the Company and (b) the limited liability company agreement of the Company is being amended and restated in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby enter into this Agreement:

ARTICLE I

DEFINITIONS

Section	1.1 Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“ATLS” has the meaning set forth in the Recitals.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“AHD” has the meaning set forth in the Recitals, and includes its successors.

“Agreement” means this Second Amended and Restated Limited Liability Company Agreement of the Company, as such agreement may be amended, supplemented or restated from time to time. The Agreement shall constitute a “limited liability company agreement” as such term is defined in the Act.

“Board” has the meaning assigned to such term in Section 5.1.

“Capital Contribution” means any cash, cash equivalents or the value of Contributed Property contributed to the Company pursuant to this Agreement.

“Certificate of Formation” means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware as referenced in Section 2.1, as such Certificate of Formation may be amended, supplemented or restated from time to time.

“Company” has the meaning set forth in the Recitals and includes its successors.

“Company Group” means the Company and any Subsidiary of the Company, treated as a single consolidated entity.

“Contributed Property” means each property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed to the Company.

“Directors” has the meaning assigned to such term in Section 5.1.

“Group Member” means a member of the Company Group.

“Indemnitee” means (a) AHD; (b) any Person who is or was a member, partner, director, officer, employee, agent or trustee of the Company, any Group Member, AHD, or any of their respective Affiliates; and (c) any Person who is or was serving at the request of AHD as a member, partner, director, officer, employee, partner, agent, fiduciary or trustee of another Person, in each case, acting in such capacity; provided that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

“Independent Director” shall mean Directors meeting the independence and experience requirements as set forth most recently by the National Securities Exchange.

“Limited Partner” means, unless the context otherwise requires, a holder of Common Units of AHD, except to the extent otherwise provided in the MLP Agreement, and each additional Person admitted to AHD as a Limited Partner pursuant to Section 4.5 of the MLP Agreement and who is shown as such on the books and records of AHD, in each case, in such Person’s capacity as a limited partner of AHD.

“Membership Interest” means all of the AHD’s rights and interest in the Company in the AHD’s capacity as the AHD, all as provided in the Certificate of Formation, this Agreement and the Act, including the AHD’s interest in the capital, income, gain, deductions, losses and credits of the Company.

“MLP Agreement” means the Second Amended and Restated Agreement of Limited Partnership of AHD, as it may be amended, supplemented or restated from time to time.

“National Securities Exchange” means the principal national securities exchange on which the Common Units of AHD trade.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof; (b) a partnership (whether general or limited) or a limited liability company in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership or member of such limited liability company, but only if more than 50% of the partnership interests of such partnership or membership interests of such limited liability company (considering all of the partnership interests or membership interests as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof; or (c) any other Person (other than a corporation or a partnership or a limited liability company) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Underwriting Agreement” means the Underwriting Agreement, dated as of July 20, 2006, among the Company, the AHD, and the underwriters named therein, providing for the purchase of Common Units by such Underwriters.

“U.S. GAAP” means United States Generally Accepted Accounting Principles consistently applied.

Section 1.2	Construction

(a) Unless the context requires otherwise: (i) capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the MLP Agreement; (ii) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (iii) references to Articles and Sections refer to Articles and Sections of this Agreement; and (iv) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation.

(b) A reference to any Person includes such Person’s successors and permitted assigns.

ARTICLE II

ORGANIZATION

Section 2.1 Formation

On December 15, 2005, ATLS formed the Company as a limited liability company pursuant to the provisions of the Act by virtue of the filing of the Certificate of Formation with the Secretary of State of the State of Delaware.

Section 2.2 Name

The name of the Company shall be “Atlas Pipeline Holdings GP, LLC”. The Company’s business may be conducted under any other name or names deemed necessary or appropriate by the Board in its sole discretion, including, if consented to by the Board, the name of AHD. The words “Limited Liability Company,” “L.L.C.” or “LLC” or similar words or letters shall be included in the Company’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The Board in its discretion may change the name of the Company at any time and from time to time and shall notify AHD of such change in the next regular communication to AHD.

Section 2.3 Registered	Office; Registered Agent; Other Offices

Unless and until changed by the Board, the registered office of the Company in the State of Delaware shall be located at 1209 Orange Street, Wilmington, Delaware 19801, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be The Corporation Trust Company. The Company may maintain offices at such place or places within or outside the State of Delaware as the Board deems necessary or appropriate.

Section 2.4 Purpose	and Business

The purpose and nature of the business to be conducted by the Company shall be to (a) serve as general partner of AHD and, in connection therewith, to exercise all rights conferred upon the Company as the general partner of AHD pursuant to the MLP Agreement, or otherwise; (b) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that the Company is permitted to engage in, or any type of business or activity engaged in by the Company prior to the date hereof and, in connection therewith, to exercise all of the rights and powers conferred upon the Company pursuant to the agreements relating to such business activity; or (c) do anything necessary or appropriate to the foregoing; provided that the Company shall have no authority to carry on any business or engage in any other activities or conduct that would cause the Company to be in violation of the MLP Agreement.

Section 2.5 Powers

The Company shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Company.

Section 2.6 Term

The term of the Company commenced upon the filing of the Certificate of Formation in accordance with the Act and shall continue in existence in perpetuity or until the earlier dissolution of the Company in accordance with the provisions of Article VIII. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate of Formation as provided in the Act.

Section 2.7 Title	to Company Assets

Title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity, and AHD shall not have any ownership interest in such Company assets or any portion thereof.

ARTICLE III

RIGHTS OF MEMBERS

Section 3.1 Voting

Unless otherwise granted to the Board by this Agreement, AHD, as the sole member of the Company, shall possess the entire voting interest in all matters relating to the Company, including matters relating to the amendment of this Agreement, any merger, consolidation or conversion of the Company, sale of all or substantially all of the assets of the Company and the termination, dissolution and liquidation of the Company. It is understood that the Company shall conduct, direct and manage all activities of AHD in accordance with the MLP Agreement, and that the business and affairs of the Company shall be managed under the direction of the Board in accordance with this Agreement.

Section 3.2 Distribution

Distributions by the Company of cash or other property shall be made to AHD at such times and in such amounts as decided by the Board; provided that the Company shall not make a distribution if such distribution would violate the Act or other applicable law.

ARTICLE IV

CAPITAL CONTRIBUTIONS; PRE EMPTIVE RIGHTS;

NATURE OF MEMBERSHIP INTEREST

Section	4.1 Initial Capital Contributions

On December 15, 2005, in connection with the formation of the Company, ATLS made a contribution to the capital of the Company in the amount of $1,000.00 in exchange for all of the Membership Interests.

Section	4.2 Additional Capital Contributions

AHD, as the sole member of the Company, shall not be obligated to make additional Capital Contributions to the Company.

Section	4.3 Limited Preemptive Rights

No Person shall have preemptive, preferential or other similar rights with respect to (a) additional Capital Contributions; (b) issuance or sale of any class or series of Membership Interests, whether unissued, held in the treasury or hereafter created; (c) issuance of any obligations, evidences of indebtedness or other securities of the Company convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any such Membership Interests; (d) issuance of any right of subscription to or right to receive, or any warrant or option for the purchase of, any such Membership Interests; or (e) issuance or sale of any other securities that may be issued or sold by the Company.

Section	4.4 Fully Paid and Non-Assessable Nature of Membership Interests

All Membership Interests issued pursuant to, and in accordance with, the requirements of this Article IV shall be fully paid and non-assessable Membership Interests, except as such non-assessability may be affected by Section 18-607 of the Act.

ARTICLE V

MANAGEMENT AND OPERATION OF BUSINESS

Section	5.1 Establishment of the Board

(a) AHD, as sole member of the Company, hereby delegates to the Limited Partners the right to elect all of the members (the “Directors”) of the board of directors of the Company (the “Board”), in accordance with the terms of the MLP Agreement. AHD and the Company hereby adopt as part of the terms of this Agreement, and agree to be bound by, Section 13.4(c) of the MLP Agreement as if such section were set forth in full herein. The delegation in the first sentence of this Section 5.1(a) shall not cause AHD to cease to be the sole member of the Company and shall not constitute a delegation of any other rights, powers, privileges or duties of AHD with respect to the Company.

(b) The Limited Partners shall not, as a result of exercising the rights granted under Section 13.4(c) of the MLP Agreement and Section 5.1(a) of this Agreement, be deemed to be holders of Membership Interests as such terms are defined in this Agreement or to be “members,” “managers” or “holders of limited liability company interests” as such terms are defined in the Act. The exercise by a Limited Partner of the right to elect Directors and any other rights afforded to such Limited Partner hereunder and under Section 13.4(c) of the MLP Agreement shall be in such Limited Partner’s capacity as a limited partner of the MLP, and no Limited Partner shall be liable for any debts, obligations or liabilities of the Company by reason of the foregoing.

(c) The number of Directors constituting the Board shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board; provided, however, that no decrease shall shorten the term of any incumbent Director. The Directors shall serve as Directors of the Company for their term of office in accordance with the terms of the MLP Agreement or until their earlier death or resignation. So long as the Company serves as the general partner of AHD, the Board shall at all times have such number of Independent Directors as is then required by the National Securities Exchange.

Section	5.2 The Board; Delegation of Authority and Duties

(a) Members and Board. Except as otherwise specifically provided in this Agreement, the business and affairs of the Company shall be managed under the direction of the Board, which shall possess all rights and powers which are possessed by “managers” under the Act and otherwise by applicable law, pursuant to Section 18-402 of the Act, subject to the provisions of this Agreement. Except as otherwise expressly provided for herein, AHD, as the sole member of the Company, hereby consents to the exercise by the Board of all such powers and rights conferred on it by the Act or otherwise by applicable law with respect to the management and control of the Company. To the fullest extent permitted by applicable law, each Director shall have such rights and duties as are applicable to directors of a corporation organized under the General Corporation Law of the State of Delaware.

(b) Delegation by the Board. The Board shall have the power and authority to delegate to one or more other Persons the Board’s rights and powers to manage and control the business and affairs of the Company, including delegating such rights and powers of the Board to agents and employees of the Company (including Officers). The Board may authorize any Person (including AHD, or any Director or Officer) to enter into any document on behalf of the Company and perform the obligations of the Company thereunder. Notwithstanding the foregoing, the Board shall not have the power and authority to delegate any rights or powers customarily requiring the approval of the directors of a corporation and no Officer or other Person shall be authorized or empowered to act on behalf of the Company in any way beyond the customary rights and powers of an officer of a corporation.

(c)	Committees.

(i) The Board may establish committees of the Board and may delegate certain of its responsibilities to such committees.

(ii) For so long as the Company serves as the general partner of AHD, the Board shall have:

(A) an audit committee that complies with the then current requirements of the National Securities Exchange;

(B) a compensation committee that complies with the then current requirements of the National Securities Exchange; and

(C) such other committees as required by the National Securities Exchange.

Section	5.3 Resignation

Any Director may resign at any time by giving written notice of such Director’s resignation to the Board. Any such resignation shall take effect at the time the Board receives such notice or at any later effective time specified in such notice. Unless otherwise specified in such notice, the acceptance by the Board of such Director’s resignation shall not be necessary to make such resignation effective.

Section	5.4 Meetings of the Board and Committees

(a) Meetings. The Board (or any committee of the Board) shall meet at such time and at such place as the Chairman of the Board (or the chairman of such committee) may designate. Special meetings of the Board (or any committee of the Board) shall be held at the request of a majority of the Directors (or a majority of the members of such committee) upon oral or written notice to the Directors (or the members of such committee). All notices and other communications to be given to Directors (or members of a committee) shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service or three days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid, or when received in the form of a telegram or facsimile, and shall be directed to the address or facsimile number as such Director (or member) shall designate by notice to the Company. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board (or committee) need be specified in the notice of such meeting. Any Director (or member of such committee) may waive the requirement of such notice as to such Director (or such member).

(b) Conduct of Meetings. Any meeting of the Board (or any committee of the Board) may be held in person or by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

(c) Quorum. Fifty percent or more of all Directors (or members of a committee of the Board), present in person or participating in accordance with Section 5.4(b), shall constitute a quorum for the transaction of business, but if at any meeting of the Board (or committee) there shall be less than a quorum present, a majority of the Directors (or members) present may adjourn the meeting without further notice. The Directors (or members of a committee of the Board) present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors (or members) to leave less than a quorum; provided, however, that only the acts of the Directors (or members) meeting the requirements of Section 5.5 shall be deemed to be acts of the Board (or such committee).

Section	5.5 Voting

Except as otherwise provided in this Agreement, the effectiveness of any vote, consent or other action of the Board (or any committee of the Board) in respect of any matter shall require either (i) the presence of a quorum and the affirmative vote of at least a majority of the Directors (or members of such committee) present or (ii) the unanimous written consent (in lieu of meeting) of the Directors (or members of such committee) who are then in office. Any Director may vote in person or by proxy (pursuant to a power of attorney) on any matter that is to be voted on by the Board at a meeting thereof.

Section	5.6 Responsibility and Authority of the Board

In addition to the powers and authorities expressly conferred on the Board by this Agreement, the Board may exercise all such powers of the Company and do all such acts and things as are not restricted by this Agreement, the MLP Agreement, the Act or applicable law.

Section	5.7 Devotion of Time

The Directors shall not be obligated and shall not be expected to devote all of their time or business efforts to the affairs of the Company.

Section	5.8 Benefit Plans

The Board may propose and adopt on behalf of the Company employee benefit plans, employee programs and employee practices, or cause the Company to issue Company securities, in connection with or pursuant to any employee benefit plan, employee program or employee practice maintained or sponsored by AHD, any Group Member or any Affiliate thereof, in each case for the benefit of employees of the Company, any Group Member or any Affiliate thereof, or any of them, in respect of services performed, directly or indirectly, for the benefit of any Group Member.

Section	5.9 Indemnification

(a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified, held harmless and defended by the Company from and against any and all losses, damages or liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee; provided, that the Indemnitee shall not be indemnified hereunder if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 5.9, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or gross negligence or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was unlawful.

(b) To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 5.9(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to a determination that the Indemnitee is not entitled to be indemnified upon receipt by the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 5.9.

(c) The indemnification provided by this Section 5.9 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement (including the MLP Agreement), as a matter of law or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity (including any capacity under the Underwriting Agreement), and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

(d) The Company may purchase and maintain (or reimburse the AHD or its Affiliates for the cost of) insurance, on behalf of the Directors, the Officers, AHD, its Affiliates and such other Persons as the AHD shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Company’s activities or such Person’s activities on behalf of the Company, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e) For purposes of this Section 5.9, the Company shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Company also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 5.9(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in the best interests of the Company.

(f) An Indemnitee shall not be denied indemnification in whole or in part under this Section 5.9 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(g) The provisions of this Section 5.9 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(h) No amendment, modification or repeal of this Section 5.9 shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Company, nor the obligations of the Company to indemnify any such Indemnitee under and in accordance with the provisions of this Section 5.9 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section	5.10 Liability of Indemnitees

(a) Notwithstanding anything to the contrary set forth in this Agreement or the MLP Agreement, no Indemnitee shall be liable for monetary damages to the Company, AHD or any other Persons who have acquired interests in AHD, for losses sustained or liabilities incurred as a result of any act or omission if such Indemnitee acted in good faith.

(b) Any amendment, modification or repeal of this Section 5.10 shall be prospective only and shall not in any way affect the limitations on the liability of the Indemnitees under this Section 5.10 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

ARTICLE VI

OFFICERS

Section	6.1 Officers

(a) Generally. The Board shall appoint agents of the Company, referred to as “Officers” of the Company as described in this Section 6.1, who shall be responsible for the day-to-day business affairs of the Company, subject to the overall direction and control of the Board. Unless provided otherwise by the Board, the Officers shall have the titles, power, authority and duties described below in this Section 6.1.

(b) Titles and Number. The Officers shall be the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any and all Vice Presidents, the Chief Operating Officer, the Chief Financial Officer, the Secretary and any other Officers appointed pursuant to this Section 6.1. Any person may hold two or more offices.

(i) Chairman of the Board. The Chairman of the Board shall, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned by the Board or as may be prescribed by this Agreement. The Chairman of the Board shall be, ex officio, a member of all standing committees.

(ii) Vice Chairman of the Board. The Vice Chairman of the Board shall preside at all meetings of the Board in the absence of the Chairman of the Board. In the absence or disability of the Chairman of the Board, or in the event that it is impractical for the Chairman of the Board to act personally, the Vice Chairman of the Board shall have the powers and duties of the Chairman of the Board. The Vice Chairman of the Board shall also have such other powers or duties as shall be assigned by the Board or as may be prescribed by this Agreement.

(iii) Chief Executive Officer. The Chief Executive Officer shall have general supervision, direction and control of the business and the Officers of the Company. In the absence or nonexistence of a Chairman of the Board or Vice Chairman of the Board, the Chief Executive Officer shall preside at meetings of the Board. The Chief Executive Officer shall also have such other powers and duties as may be assigned by the Board or as may be prescribed by this Agreement.

(iv) President. The President shall have such powers and perform such duties as may be assigned by the Board or by the Chairman of the Board. In the absence or disability of the President, his or her duties shall be performed by such Vice Presidents as the Chairman of the Board or the Board may designate. The President shall report to the Chief Executive Officer.

(v) Vice Presidents. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a Vice President designated by the Board, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, the Chairman of the Board or the President. The Board may designate one or more Vice Presidents as Executive Vice President, Senior Vice President or as Vice President for particular areas of responsibility.

(vi) Chief Operating Officer. The Chief Operating Officer shall supervise the property and ongoing business and affairs of the Company, under the direction of the Chief Executive Officer, in accordance with the policies established by the Board and subject to overall discretion, authority and responsibility of the Board. The Chief Operating Officer shall report to the Chief Executive Officer.

(vii) Chief Financial Officer. The Chief Financial Officer shall have general supervision over the financial affairs of the Company, including but not limited to, oversight of capital formation and financial transactions associated therewith, oversight of capital allocation, establishment of corporate budgets, oversight of corporate accounting procedures, maintenance of adequate and correct books and records of accounts of the properties and business transactions of the Company and oversight of investor relations. The Chief Financial Officer shall report to the Chief Executive Officer.

(viii) Secretary. The Secretary shall keep or cause to be kept, at the principal executive office of the Company or such other place as the Board may direct, a book of minutes of all meetings and actions of the Board and committees. The Secretary shall cause to be kept such books and records as the affairs of the business may require and the Board, the Chairman or the President may require. The Secretary shall attend to such correspondence and such other duties as may be incident to the office of the Secretary. The Secretary shall give, or cause to be given, notice of all meetings of the Board required to be given by law or by this Agreement. The Secretary shall keep the seal of the Company, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be assigned by the Board or as may be prescribed by this Agreement.

(c) Other Officers and Agents. The Board may appoint such other Officers and agents as may from time to time appear to be necessary or advisable in the conduct of the affairs of the Company, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Chief Executive Officer may appoint one or more Assistant Secretaries or other Officers as may from time to time appear to be necessary or advisable in the conduct of ministerial affairs of the Company, who shall hold their offices for such terms and shall exercise such ministerial powers and perform such ministerial duties as shall be determined from time to time by the Chief Executive Officer.

(d) Appointment and Term of Office. The Officers shall be appointed by the Board at such time and for such terms as the Board shall determine. Any Officer may be removed, with or without cause, only by the Board (or, in the case of any Assistant Secretary or other Officer referred to in the second sentence of Section 6.1(c), the Board or the Chief Executive Officer). Vacancies in any office may be filled only by the Board.

(e) Powers of Attorney. The Board may grant powers of attorney or other authority as appropriate to establish and evidence the authority of the Officers and other Persons.

(f) Officers’ Delegation of Authority. Unless otherwise provided by resolution of the Board, no Officer shall have the power or authority to delegate to any Person such Officer’s rights and powers as an Officer to manage the business and affairs of the Company.

Section	6.2 Compensation

The Officers shall receive such compensation for their services as may be designated by the Compensation Committee.

ARTICLE VII

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section	7.1 Records and Accounting

The Board shall keep or cause to be kept at the principal office of the Company appropriate books and records with respect to the Company’s business. The books of account of the Company shall be (i) maintained on the basis of a fiscal year that is the same as AHD’s and (ii) maintained on an accrual basis in accordance with U.S. GAAP, consistently applied.

Section 7.2 Reports

With respect to each fiscal year, the Board shall prepare, or cause to be prepared:

(a) Within 120 Days after the end of such fiscal year, a profit and loss statement and a statement of cash flows for such year and a balance sheet as of the end of such year.

(b) Such federal, state and local income tax returns and such other accounting, tax information and schedules as shall be necessary for the preparation by AHD on or before June 15 following the end of each calendar year of its income tax return with respect to such year.

ARTICLE VIII

DISSOLUTION AND LIQUIDATION

Section	8.1 Dissolution

(a) The Company shall be of perpetual duration; provided, however, that the Company shall dissolve, and its affairs shall be wound up, upon:

(i) an election to dissolve the Company by AHD, as the sole member;

(ii) the entry of a decree of judicial dissolution of the Company pursuant to the provisions of the Act; or

(iii) a merger or consolidation under the Act where the Company is not the surviving entity in such merger or consolidation.

(b) No other event shall cause a dissolution of the Company.

Section	8.2 Effect of Dissolution

Except as otherwise provided in this Agreement, upon the dissolution of the Company, AHD, as the sole member, shall take such actions as may be required pursuant to the Act and shall proceed to wind up, liquidate and terminate the business and affairs of the Company. In connection with such winding up, AHD shall have the authority to liquidate and reduce to cash (to the extent necessary or appropriate) the assets of the Company as promptly as is consistent with obtaining fair value therefor, to apply and distribute the proceeds of such liquidation and any remaining assets in accordance with the provisions of Section 8.3(c), and to do any and all acts and things authorized by, and in accordance with, the Act and other applicable laws for the purpose of winding up and liquidation.

Section 8.3	Application of Proceeds

Upon dissolution and liquidation of the Company, the assets of the Company shall be applied and distributed in the following order of priority:

(a) To the payment of debts and liabilities of the Company (including to AHD, as the sole member, to the extent permitted by applicable law) and the expenses of liquidation.

(b) Next, to the setting up of such reserves as the Person required or authorized by law to wind up the Company’s affairs may reasonably deem necessary or appropriate for any disputed, contingent or unforeseen liabilities or obligations of the Company; provided that any such reserves shall be paid over by such Person to an escrow agent appointed by the Board, to be held by such agent or its successor for such period as such Person shall deem advisable for the purpose of applying such reserves to the payment of such liabilities or obligations and, at the expiration of such period, the balance of such reserves, if any, shall be distributed as hereinafter provided.

(c) The remainder to AHD, as the sole member of the Company.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1	Addresses and Notices

Any notice, demand, request, report or proxy materials required or permitted to be given or made to AHD under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to AHD at the address described below. Any notice to the Company shall be deemed given if received by a President at the principal office of the Company designated pursuant to Section 2.3. The Company may rely and shall be protected in relying on any notice or other document from AHD or other Person if believed by it to be genuine.

If to AHD:

Atlas Pipeline Holdings, L.P.

[—]

[—]

Attn: Corporate Secretary

Facsimile No.: [—]

Section 9.2	Creditors

None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Company.

Section 9.3	Applicable Law

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

Section 9.4	Invalidity of Provisions

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

[The Remainder Of This Page Is Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

ATLAS PIPELINE HOLDINGS, L.P., as the sole member of Atlas Pipeline Holdings GP, LLC

By:
Name:
Title:

[Signature Page to Second Amended and Restated Limited Liability

Company Agreement of Atlas Pipeline Holdings GP, LLC]